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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ___________________________________


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 3, 1996


                             UNIPHASE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                      0-22874                   94-2579683
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)         (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)



163 BAYPOINTE PARKWAY, SAN JOSE, CALIFORNIA                         95134
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                (408) 434-1800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                               PAGE 1 OF 5 PAGES
                        EXHIBIT INDEX LOCATED ON PAGE 6


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                     INFORMATION TO BE INCLUDED IN REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       (a) Pursuant to the Stock Purchase Agreement dated as of May 24, 1996, as amended by Amendment No. 1 to the Stock Purchase Agreement dated as of May 31, 1996, by and among the Registrant and Fiberoptic Alignment Solutions, Inc. ("FAS"), an Illinois corporation, and all shareholders (the "Shareholders") of FAS, the Registrant acquired from the Shareholders all of the outstanding shares of Common Stock (the "Shares"), at no par value, of FAS. The aggregate purchase price for the Shares was $3,932,184, which payment was made in cash ($1,462,624.75) and promissory notes ($2,469,559.26). The total value of consideration paid for the Shares was determined based on arm's length negotiations between FAS, the Shareholders and the Registrant which took into account FAS' financial position, operating history, products, intellectual property and other factors relating to FAS' business and certain income tax aspects of the transaction. The transaction was closed on June 3, 1996. Except as set forth in the Exhibits hereto, there are no material relationships between the Registrant, FAS and the Shareholders.

       The source of funds used to purchase the Shares was cash from the Registrant's existing working capital and promissory notes.

       (b) Pursuant to the Agreement for the Sale and Purchase of the Entire Issued Share Capital of GCA Fibreoptics Limited (the "Share Capital") entered into on May 31, 1996, by and among the Registrant, Industrial Technologies Securities Limited ("ITS"), an English corporation, Jonathan Timothy Greaves and Wendy Greaves, the Registrant acquired from ITS, Jonathan Timothy Greaves and Wendy Greaves the entire issued share capital of GCA Fibreoptics Limited ("GCA"), an English corporation. The aggregate purchase price for the Share Capital was $4,717,820, which payment was made in cash ($1,126,840) and promissory notes ($3,590,980). The total value of consideration paid for the Share Capital was determined based on arm's length negotiations between ITS, Jonathan Timothy Greaves, Wendy Greaves and the Registrant which took into account GCA's financial position, operating history, products, intellectual property and other factors relating to GCA's business and certain income tax aspects of the transaction. The transaction was closed on June 3, 1996. Except as set forth in the exhibits hereto, there are no material relationships between the Registrant, ITS, Jonathan Timothy Greaves, Wendy Greaves and GCA.

       The source of funds to purchase the Share Capital was cash from the Registrant's existing working capital and promissory notes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  Financial Statements of Businesses Acquired.
            -------------------------------------------

       The financial statements of the businesses acquired are included in Registrant's Registration Statement on Form S-3 (File No. 333-04855) (the "Registration Statement") and the prospectus (the "Prospectus") originally filed with the Securities and Exchange Commission (the "Commission") on May 31, 1996 and which became effective on June 11, 1996, pages F-18 through F-30. Such financial statements are incorporated herein by reference.

                                       2
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       (b)  Pro Forma Financial Information.
            -------------------------------

       The pro forma financial information are included in Registrant's Registration Statement and Prospectus, pages 17-19. Such pro forma financial information is incorporated herein by reference.

       (c)  Exhibits.
            --------

          The Stock Purchase Agreement, as amended, referred to in Item 2(a) above, and the Agreement for the Sale and Purchase of the Entire Issued Share Capital of GCA, referred to in Item 2(b) above, have been previously filed with the Commission as Exhibits 2.2 and 2.3 to Registrant's Registration Statement. Such exhibits are incorporated as exhibits hereto by reference.

                                       3
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                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             UNIPHASE CORPORATION



                             By  /s/ Dan E. Pettit
                                -------------------------
                                 Dan E. Pettit
                                 Vice President, Finance,
                                 Chief Financial Officer
                                 and Secretary


Date:  June 14, 1996

                                       4
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                                 EXHIBIT INDEX



                                                                 SEQUENTIALLY
EXHIBIT                     DESCRIPTION                          NUMBERED PAGE
- -------                     -----------                          -------------
 2.2          Form of Stock Purchase Agreement between                 5
              Registrant, Fiberoptic Alignment Solutions,
              Inc., an Illinois corporation ("FAS"),
              Uniphase Telecommunications Products, Inc.,
              a Delaware corporation, and the shareholders
              of FAS named therein, and Amendment No. 1
              thereto dated as of May 31, 1996 (incorporated
              by reference to the indicated exhibit to the
              Company's Registration Statement on Form S-3
              (File No. 333-04855) which became effective on
              June 11, 1996).


 2.3          Form of Agreement between Registrant and GCA             5
              Fibreoptics Limited for the Sale and Purchase of
              the Entire Issued Share Capital of GCA Fibreoptics
              Limited (incorporated by reference to the
              indicated exhibit to the Company's Registration
              Statement on Form S-3 (File No. 333-04855)
              which became effective on June 11, 1996).


                                       5
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                            MORRISON & FOERSTER LLP

SAN FRANCISCO                   ATTORNEYS AT LAW               NEW YORK
LOS ANGELES                                                    WASHINGTON, D.C.
SACRAMENTO                     755 PAGE MILL ROAD              LONDON
ORANGE COUNTY           PALO ALTO, CALIFORNIA 94304-1018       BRUSSELS
WALNUT CREEK                TELEPHONE (415) 813-5600           HONG KONG
SEATTLE                   TELEFACSIMILE (415) 494-0792         TOKYO
DENVER

                                                     Writer's Direct Dial Number
                                                     (415) 813-5757
VIA ELECTRONIC FILING

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:  Current Report on Form 8-K of Uniphase Corporation (Commission
          --------------------------------------------------------------
          File #0-22874)
          --------------

Ladies and Gentlemen:

          On behalf of our client, Uniphase Corporation, a Delaware corporation (the "Company"), we hereby electronically file pursuant to the EDGAR requirements of the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K (the "Report").

          Please be advised that the Company is filing one complete copy of the Report (which has been manually signed) with the Nasdaq Stock Market concurrently herewith.

          Should you have any questions regarding the Report, please do not hesitate to contact me at the number referenced above.


                              Very truly yours,

                              /s/ James M. Meenaghan

                              James M. Meenaghan

Enclosures

cc:  Dan E. Pettit (w/encl.)
     Michael C. Phillips (w/o encl.)